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                                                                    EXHIBIT 10.2
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (the "Agreement") is made as of this 30th day of August, 1996, by and among View Tech, Inc., a California corporation (the "Company"), and Andrew W. Jamison (the "Holder").

                                 RECITALS
                                 --------

     WHEREAS, the Company and the Holder are parties to an Agreement and Plan of Merger by and among the Company, the Holder, and Groupnet, Inc., a Massachusetts corporation ("Groupnet") (the "Merger Agreement"), as of even date herewith, whereby the Company issued 150,000 shares of the Company's Common Stock to the Holder;

     WHEREAS, the Merger Agreement sets forth certain provisions with respect to certain rights of the Holder to include shares of the Company's Common Stock held by him in a registered public offering of the Company's capital stock on Form S-3 (as defined in Section 1.1(d)); and

     NOW, THEREFORE, the parties hereby agree as follows:

                            I.  REGISTRATION RIGHTS

     Section 1.1   Definitions.  For purposes of this Section 1:
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             (a)   The term "Act" means the Securities Act of 1933, as
amended.

             (b) The term "Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person or entity.

             (c) The term "Common Stock" means the Company's Common Stock authorized for issuance under its Articles of Incorporation.

             (d) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

             (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

             (f) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
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             (g)   The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

             (h) The term "Registrable Securities" means (i) shares of Common Stock issued to the Holder pursuant to the Merger Agreement and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned.

             (i)   The term "SEC" shall mean the Securities and Exchange
Commission.

     Section 1.2   Registration on Form S-3.  The Company shall use its best
                   -------------------------
efforts to file on or prior to October 31, 1996 a registration statement on Form S-3 to register all of the Registrable Securities held by the Holder and to cause such Form S-3 to become effective as soon as reasonably practicable thereafter.

     Section 1.3   Obligations of the Company.  Whenever effecting the
                   --------------------------
registration of any Registrable Securities under this Section 1, the Company shall, as expeditiously as reasonably possible:

             (a) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (b) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

             (c) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

             (d) The Company shall use its best efforts to keep the registration statement continuously effective and usable for a period of 24 months after its effectiveness or if shorter when (i) all the Registrable Securities have been sold pursuant to the registration statement, or (ii) the first date after the second anniversary of the effective date hereof on which the largest number of Registrable Securities then held by any Holder constitutes less than one (1%) percent of the then outstanding shares of Common Stock of the Company.

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             (e)   The Company shall use its best efforts to qualify all the
Registrable Securities under any applicable state securities laws.

             (f) From time to time, the Company will amend or supplement the registration statement and any prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statutes or regulations. The Company will also provide the Holder with as many copies of the prospectus contained in the appropriate registration statement and such other documents as such Holder may reasonably request (including without limitation a copy of all documents filed with and correspondence from or to the SEC in connection with the appropriate registration statement).

     Section 1.4   Furnish Information.  It shall be a condition precedent to
                   -------------------
the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as the Company may reasonably request in writing and as shall be required to effect the registration of such Holder's Registrable Securities.

     Section 1.5   Expenses of Company Registration.  The Company shall bear and
                   --------------------------------
pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 1.2 for each Holder, including (without limitation) all registration, filing, and qualification fees, "Blue Sky" fees and expenses, printers and accounting fees relating or apportionable thereto, but excluding any underwriting discounts and commissions relating to Registrable Securities, and any attorneys' fees other than the fees for the Company's counsel.

     Section 1.6   Delay of Registration.  No Holder shall have any right to
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obtain or seek an injunction restraining or otherwise delaying any such registration statement filed with and declared effective by the SEC as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.


     Section 1.7   Indemnification.  In the event any Registrable Securities are
                   ---------------
included in a registration statement under this Section 1:

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             (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, or its underwriter or controlling person. Notwithstanding the foregoing, the Company shall not be required to indemnify any Holder pursuant to this Section 1.7(a) against any loss, claim, damage, liability, or action arising from any untrue or misleading statement or omission contained in any preliminary prospectus, if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

             (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to

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amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this Section 1.7(b) exceed the gross proceeds from the offering received by such Holder. Notwithstanding the foregoing, no Holder shall be required to indemnify the Company, its directors, its officers or any controlling person pursuant to this Section 1.7(b) against any loss, claim, damage, or liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

             (c)   Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party if the indemnified party, acting reasonably, determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

             (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

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             (e)   Notwithstanding the foregoing, to the extent that the
provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement, which shall be customary for registration of the type then proposed, shall control.

             (f)   The obligations of the Company and Holders under this Section
1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     Section 1.8   Compliance with Exchange Act.  The Company shall timely file
                   ----------------------------
with the SEC such information as the SEC may require under Section 13 or 15(d) of the Exchange Act; and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Common Stock of the Company.

     Section 1.9   Termination of Registration Rights.  No Holder shall be
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entitled to exercise any right provided for in this Section 1 beyond two (2)
years following the date of this Agreement.

                           II.  COVENANTS OF HOLDERS

     Section 2.1   Covenants of Holders.  The Holders, and their duly appointed
                   --------------------
representatives, shall obtain and provide to the Company, promptly upon request, any and all information reasonably required by the Company to comply with state and federal securities laws and other requirements, including but not limited to, beneficial ownership information and all shall cooperate with any state or federal licensing agency in any investigation by such agencies.

                              III.  MISCELLANEOUS

     Section 3.1   Successors and Assigns.  Except as otherwise provided herein,
                   ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferee of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


     Section 3.2   Governing Law.  This Agreement shall be governed by and
                   -------------
construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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     Section 3.3   Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 3.4   Titles and Subtitles.  The titles and subtitles used in this
                   --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 3.5   Notices.  All notices, requests, demands and other
                   -------
communications which a party is required to or may desire to give any other party in connection with this Agreement shall be in writing, and shall be personally delivered, delivered by facsimile transmission, or delivered by United States registered or certified mail, postage prepaid with return receipt requested, addressed as follows:

               If to the Company:            View Tech, Inc.
                                             950 Flynn Road
                                             Camarillo, CA 93012
                                             Attention: Mr. Robert G. Hatfield
                                             Fax No. 805/482-3825

               With a copy to:               Howard J. Kern, Esq.
                                             4057 Rhodes Avenue
                                             Studio City, CA 91064
                                             Fax No. 818/980-6004

               With a copy to:               V. Joseph Stubbs, Esq.
                                             Brobeck, Phleger & Harrison LLP
                                             550 South Hope Street, 21st Floor
                                             Los Angeles, CA 90071
                                             Fax No. 213/-745-3331

          If to the Holder:                  Andrew W. Jamison
                                             18 Winding Way
                                             Plymouth, MA 02360

               With a copy to:               Thomas M. Zimmer, Esq.
                                             Van Wert & Zimmer, P.C.
                                             One Militia Drive
                                             Lexington, MA
                                             Fax No.  617/862-1941

If notice is given by personal delivery in accordance with the provisions of this Section 3.5, said notice shall conclusively be deemed given at the time of delivery. If notice is given by confirmed facsimile transmission in accordance with the provisions of this Section 3.5, said notice shall conclusively be deemed given at the time of the transmission. If notice is given by mail in accordance with the provisions of this section, said notice shall conclusively be deemed given 48 hours after deposit thereof in the United States mail. The addressees or addresses set forth above may be changed from time to time by a notice sent to the other parties.

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     Section 3.6   Expenses.  If any action at law or in equity is necessary to
                   --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     Section 3.7   Amendments and Waivers.  Any term of this Agreement may be
                   ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     Section 3.8   Severability.  If one or more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     Section 3.9   Entire Agreement.  This Agreement (including the exhibits and
                   ----------------
schedules hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement supersedes any registration rights granted to the Holder including, without limitation, any registration rights granted under the Merger Agreement. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by any party hereto, or anyone acting on behalf of any party.

     Section 3.10  Facsimile Signatures.  This Agreement may be executed
                   --------------------
manually or by facsimile signatures, all of which signatures shall have the same force and effect. Any party executing this Agreement by facsimile shall as soon as practicable thereafter deliver to counsel for the other parties a manually signed copy of this Agreement.

     Section 3.11  Venue; Jurisdiction.  All actions with respect to this
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Agreement will be instituted in a state court sitting in Ventura County,
California or Suffolk County, Massachusetts or in a federal court for the Central District of California, or the Eastern District of Massachusetts, subject to the provisions on arbitration in (S)3.13 below. By the execution of this Agreement, each Party irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection such Party might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

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     Section 3.12  Arbitration.  Any disputes arising out of this Agreement and
                   -----------
the transactions among the Parties contemplated by this Agreement shall be settled by binding arbitration to be held in (i) Ventura County, California if such arbitration proceeding is initiated by the Holder and (ii) in Suffolk County, Massachusetts if such arbitration proceeding is initiated by the Company, in each case in accordance with the rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

     Section 3.13  Attorneys' Fees.  Each Party agrees that the losing party in
                   ---------------
any suit or action shall reimburse the prevailing party for its reasonable costs, expenses, and attorney's fees incurred in any action brought to determine the rights of the Parties hereunder.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:                  VIEW TECH, INC., a California corporation


                              By:  /s/ William M. McKay
                                   ----------------------------------
                              Name:  William M. McKay
                              Title:  Chief Financial Officer

HOLDER:


                              By:  /s/ Andrew W. Jamison
                                   ----------------------------------
                              Name:  Andrew W. Jamison

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